                        J.P. MORGAN INSTITUTIONAL FUNDS

                               JPMORGAN BOND FUND
                     JPMORGAN GLOBAL STRATEGIC INCOME FUND
                         JPMORGAN SHORT TERM BOND FUND
                       SUPPLEMENT DATED OCTOBER 22, 2001
                                     TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 7, 2001

    The fourth full paragraph on page 38 is hereby replaced by the following:

    The broker-dealer allocation for the Bond Fund and Global Strategic Income Fund with a 4.50% sales charge on Class A Shares is set forth below:

    The fifth full paragraph on page 38 is hereby replaced by the following:

    Effective October 1, 2001, the Distributor pays broker-dealers commissions on net sales of Class A Shares of the Bond Fund and Global Strategic Income Fund of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments.

    The broker-dealer allocation for Class A Shares of the Short Term Bond Fund is set forth below:

                                                                          AMOUNT OF SALES CHARGE
                                      SALES CHARGE AS A PERCENTAGE OF:    REALLOWED TO DEALERS AS
AMOUNT OF TRANSACTION AT             -----------------------------------      A PERCENTAGE OF
OFFERING PRICE ($)                   OFFERING PRICE  NET AMOUNT INVESTED      OFFERING PRICE
------------------                   --------------  -------------------  -----------------------
Under 100,000                               1.50                1.52                    1.00
100,000 but under 250,000                   1.00                1.00                    0.50
250,000 but under 500,000                   0.50                0.50                    0.25
500,000 but under 1,000,000                 0.25                0.25                    0.25

    There is no initial sales charge on purchases of Class A Shares of $1 million or more.

    The Distributor pays broker-dealers commissions on net sales of Class A Shares of the Short Term Bond Fund of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.25% of the amount over $1 million. The Distributor may withhold such payments with respect to short-term investments.

                                                                SUP-FIIJPMI-1001